--------------------------------------------------------------------------------

                                 ANNUAL REPORT

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1997
1997
1997
1997
1997
                                  Smith Barney
                                  Arizona
                                  Municipals
                                  Fund Inc.
                                  ----------------------------------------------
                                  May 31, 1997

                           [LOGO] SMITH BARNEY MUTUAL FUNDS
                                  Investing for your future.
                                  Every day.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Smith Barney Arizona Municipals Fund Inc.

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the annual report for the Smith Barney Arizona Municipals Fund Inc. ("Fund") for the year ended May 31, 1997. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

For the year ended May 31, 1997, the Class A shares of the Fund had a total return of 8.06%. In comparison, the average for Arizona tax-exempt funds was 7.82% for the same period according to Lipper Analytical Services, Inc. (Lipper Analytical Services, Inc. is an independent fund tracking organization.) During the twelve months covered by this report, the Fund distributed income dividends totaling $0.53 per Class A share; based on its net asset value (NAV) of $10.21 as of May 31, 1997 and current monthly dividend rate of $0.0445 per share, this equates to annualized distribution rate of 5.23%. For an Arizona state resident in the combined federal and state tax bracket of 40%, the tax-free yield of 5.23% is equivalent to a taxable yield of 8.72%. (This figure assumes an investor is in the 36% federal tax bracket, which according to the Internal Revenue Service constitutes nearly 10% of all U.S. taxpayers.)

Market and Economic Overview

During the past year, the U.S. economy has continued to grow steadily. Although the U.S. unemployment rate is near a thirty-year low and consumer confidence is the highest it has been in over twenty years, there has not been a substantial increase in inflationary pressures. Nevertheless, a tightening labor market and rising production costs prompted the Federal Reserve Board ("Fed") to raise the federal funds rate by 25 basis points, or 0.25%, in late March of this year. (The federal funds rate is the interest rate banks charge each other for overnight loans and is a closely watched indicator of the direction of interest rates.) The Fed has indicated that it prefers to head off any possible increase in inflation with a preemptive action rather than wait for any inflationary pressures to build.

While the Fed action was widely anticipated, the likelihood of a rise in interest rates added to the significant market volatility that occurred during the year. The potential tightening of Fed monetary policy raised investor concerns over the U.S. equity market's ability to sustain the now seven-year bull market. In our opinion, higher equity market volatility, along with continued speculation on Fed monetary policy, led many investors to gravitate toward the relative safety of the bond market.

At their May 20, 1997 meeting, the Fed chose not to raise interest rates further, indicating its view that the U.S. economy could continue to grow at its present pace without added inflationary pressures. Moreover, recently released government reports revealed a dramatic decline in consumer spending in the second quarter of this year. We believe that this economic growth with little or no inflationary pressure should provide a positive environment for municipal bonds over the coming months.

Arizona Economic Highlights

Arizona's economy continues to thrive with one of the highest population and job growth rates in the nation. A recent government census counted more than 100,000 new residents coming to the state in the past year and its annual population growth rate of 2.7% is second only to Nevada. Moreover, job growth in the Grand Canyon State was reported to be 5.6% during 1996, establishing it as a national leader in job creation.

In our opinion, the North American Free Trade Agreement (NAFTA) has benefited the state by opening up major markets for Arizona-made goods. High technology products account for about 75% of Arizona's total exports and companies such as Microsoft, Intel, Microchip Technology, and MCI are all expanding their operations in the state. In addition, the service and construction industries continue to be major driving forces in Arizona's economy.

Notwithstanding the impressive economic and population growth rates, there is some evidence that Arizona's economy may be slowing down. However, we believe that despite the probable easing of economic activity, the Arizona economy should be able to sustain a healthy level of growth over the coming years, especially aided by the increasing high technology presence. Furthermore, the state's economy has continued to diversify and the expansion of foreign trade should help to buffer it against a future economic downturn.

Fund's Investment Strategy

The Fund seeks to provide Arizona investors with the maximum amount of income exempt from federal and Arizona state income taxes as is consistent with prudent investment management and preservation of capital. The Fund invests primarily in investment-grade municipal securities.

Over the period covered by this report, the Fund continued to focus on high-quality issues and remained broadly diversified across various sectors. As of May 31, 1997, 95.1% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Ratings Services or Moody's Investors Service Inc. and 65.6% of the Fund's portfolio was invested in AAA-rated bonds, the highest rating. (Standard & Poor's Ratings Services and Moody's Investors Service Inc. are two major credit reporting and bond rating agencies.) As of May 31, 1997, the Fund's largest holdings are concentrated in general obligation bonds (25.1%), industrial development bonds (20.5%) and housing bonds (13.7%).

Municipal Bond Market Outlook

We remain positive on the prospects for select Arizona municipal bonds in the coming year. The U.S. economy appears to be continuing along its present path of moderate growth without any meaningful increase in inflation. Although many investors had expected an additional tightening of Fed monetary policy at their May or July meeting, the Fed declined to raise interest rates on both occasions. In our opinion, a positive inflation outlook and recent signs of a softening U.S. economy led to the Fed's decision to leave rates unchanged.

In addition, provisions contained in the budget proposals currently under consideration in Congress could also prove to be positive for municipal bonds in general. While some parts of the bill would limit participation of corporations in the municipal bond market, other parts call for an expansion of hospital and housing bond funding.

In closing, thank you for your investment in the Smith Barney Arizona Municipals Fund Inc. We look forward to helping you achieve your investment goals.

Sincerely,

/s/ Heath B. McLendon             /s/ Lawrence T. McDermott

Heath B. McLendon                 Lawrence T. McDermott
Chairman                          Vice President and
                                  Investment Officer

July 2, 1997

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                     ------------------
                     Beginning    End     Income    Capital Gain             Total
Year Ended            of Year   of Year  Dividends  Distributions  Capital  Returns(1)
======================================================================================
5/31/97               $ 9.95    $10.21    $0.53        $0.00        $0.00    8.06%
--------------------------------------------------------------------------------------
5/31/96                10.09      9.95     0.52         0.00         0.00    3.82
--------------------------------------------------------------------------------------
5/31/95                 9.82     10.09     0.54         0.06         0.00    9.38
--------------------------------------------------------------------------------------
5/31/94                10.40      9.82     0.53         0.21         0.00    1.33
--------------------------------------------------------------------------------------
5/31/93                 9.84     10.40     0.57         0.08         0.02   12.92
--------------------------------------------------------------------------------------
5/31/92                 9.63      9.84     0.60         0.06         0.04    9.86
--------------------------------------------------------------------------------------
5/31/91                 9.49      9.63     0.68         0.00         0.00    8.92
--------------------------------------------------------------------------------------
5/31/90                 9.66      9.49     0.71         0.05         0.00    6.31
--------------------------------------------------------------------------------------
5/31/89                 9.22      9.66     0.69         0.00         0.00   12.70
--------------------------------------------------------------------------------------
Inception*- 5/31/88     9.60      9.22     0.59         0.00         0.00    2.32+
======================================================================================
Total                                     $5.96        $0.46        $0.06
======================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                     ------------------
                     Beginning    End     Income    Capital Gain             Total
Year Ended            of Year   of Year  Dividends  Distributions  Capital  Returns(1)
======================================================================================
5/31/97               $ 9.95    $10.21    $0.48        $0.00        $0.00    7.53%
--------------------------------------------------------------------------------------
5/31/96                10.09      9.95     0.47         0.00         0.00    3.30
--------------------------------------------------------------------------------------
5/31/95                 9.82     10.09     0.49         0.06         0.00    8.78
--------------------------------------------------------------------------------------
5/31/94                10.40      9.82     0.49         0.21         0.00    0.84
--------------------------------------------------------------------------------------
Inception*- 5/31/93     9.97     10.40     0.29         0.08         0.01    8.31+
======================================================================================
Total                                     $2.22        $0.35        $0.01
======================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                      Net Asset Value
                     ------------------
                     Beginning    End     Income    Capital Gain             Total
Year Ended            of Year   of Year  Dividends  Distributions  Capital  Returns(1)
======================================================================================
5/31/97               $ 9.95    $10.21    $0.47        $0.00        $0.00    7.49%
--------------------------------------------------------------------------------------
5/31/96                10.09      9.95     0.47         0.00         0.00    3.26
--------------------------------------------------------------------------------------
Inception*- 5/31/95     9.28     10.09     0.23         0.06         0.00   12.10+
======================================================================================
Total                                     $1.17        $0.06        $0.00
======================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                                     Without Sales Charge(1)
                                               ---------------------------------
                                               Class A     Class B      Class C
================================================================================
Year Ended 5/31/97                              8.06%       7.53%        7.49%
--------------------------------------------------------------------------------
Five Years Ended 5/31/97                        7.02         N/A          N/A
--------------------------------------------------------------------------------
Inception* through 5/31/97                      7.49        6.26         9.21
================================================================================
                                                       With Sales Charge(2)
                                               ---------------------------------
                                               Class A     Class B      Class C
================================================================================
Year Ended 5/31/97                              3.78%       3.03%        6.49%
--------------------------------------------------------------------------------
Five Years Ended 5/31/97                        6.15         N/A          N/A
--------------------------------------------------------------------------------
Inception* through 5/31/97                      7.05        6.08         9.21
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 5/31/97)                      105.94%
--------------------------------------------------------------------------------
Class B (Inception* through 5/31/97)                       31.96
--------------------------------------------------------------------------------
Class C (Inception* through 5/31/97)                       24.42
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.
(2) Assumes reinvestment of all dividends and capital gains distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and C shares are June 1, 1987, November 6, 1992 and December 8, 1994, respectively.

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                 Growth of $10,000 Invested in Class A Shares of
                  Smith Barney Arizona Municipals Fund Inc. vs.
                      the Lehman Municipal Bond Fund Index+
--------------------------------------------------------------------------------
                              June 1987 -- May 1997


                                 [Line Chart]

              Smith Barney Arizona       Lehman Municipal
                 Municipals Fund          Bond Fund Index

6/1/87             $ 9,600                  $10,000
11/87                                       $10,336
5/88               $ 9,822                  $10,897
11/88                                       $11,434
5/89               $11,070                  $12,151
11/89                                       $12,695
5/90               $11,768                  $13,041
11/90                                       $13,672
5/91               $12,818                  $14,356
11/91                                       $15,075
5/92               $14,082                  $15,766
11/92                                       $16,587
5/93               $15,900                  $17,652
11/93                                       $18,425
5/94               $16,111                  $18,088
11/94                                       $17,458
5/95               $17,622                  $19,737
11/95                                       $20,759
5/96               $18,295                  $19,555
11/96                                       $20,824
5/31/97            $19,770                  $21,174

+ Hypothetical illustration of $10,000 invested in Class A shares at inception on June 1, 1987, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through May 31, 1997. The Lehman Municipal Bond Fund Index is a broad based, total return index comprised of 8,000 actual bonds which are all investment grade, fixed rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1994. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Portfolio Highlights (unaudited)                                    May 31, 1997
--------------------------------------------------------------------------------

Industry Breakdown

            [Pie Chart]

General Obligation       25.1%
Education                 9.9%
Water & Sewer             1.8%
Utility                   5.1%
Pollution Control         4.3%
Miscellaneous             6.7%
Life Care Systems         3.2%
Industrial Development   20.5%
Housing                  13.7%
Hospital                  9.7%

Summary of Investments by Combined Ratings

                                       Standard &               Percentage of
    Moody's           and/or             Poor's               Total Investments
--------------------------------------------------------------------------------
     Aaa                                  AAA                      65.6%
     Aa                                   AA                       15.0
     A                                    A                         4.3
     Baa                                  BBB                      10.2
     NR                                   NR                        4.9
                                                                  -----
                                                                  100.0%
                                                                  =====

--------------------------------------------------------------------------------
Schedule of Investments                                             May 31, 1997
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING                     SECURITY                                  VALUE
=========================================================================================
Education -- 9.9%
$1,050,000  AAA      Maricopa County School District No. 31,
                       Series A, AMBAC-Insured, 6.100% due 7/1/11              $1,102,500
1,000,000   AAA      Maricopa County School District No. 40,
                       Glendale School Improvement, AMBAC-Insured,
                       6.300% due 7/1/11                                        1,071,250
                     Maricopa County School District No. 80, FGIC-Insured:
  750,000   AAA        Chandler School, 6.000% due 7/1/13                        783,750
1,000,000   AAA        Partially Pre-Refunded--Escrowed with U.S.
                         Government Securities to 7/1/06 Call @ 100,
                         5.800% due 7/1/12                                      1,031,250
1,000,000   AAA      Maricopa County Union High School, District No. 213,
                         Temporary School Improvement, FGIC-Insured,
                         6.000% due 7/1/10                                      1,056,250
  500,000   AAA      Pinal County School District No. 43, Series A,
                       FGIC-Insured, 5.850% due 7/1/15                            515,000
------------------------------------------------------------------------------------------------

                                                                                5,560,000
------------------------------------------------------------------------------------------------

General Obligation -- 25.1%
  520,000   AAA      Arizona State COP, AMBAC-Insured, 6.250% due 9/1/10          555,750
  250,000   AAA      Arizona State Municipal Financing Program,
                       COP, Series 20, BIG-Insured, (Escrowed to Maturity
                       with U.S. Government Securities), 7.625% due 8/1/06        286,875
  750,000   AAA      Cochise County GO, Unified School District, FGIC-Insured,
                       7.500% due 7/1/10                                          904,688
1,000,000   AAA      Maricopa County GO, Elementary School District No. 68,
                       Alhambra, AMBAC-Insured, (Partially Pre-Refunded
                      --Escrowed with U.S. Government Securities to
                       7/1/03 Call @ 102), 5.625% due 7/1/13                    1,007,500
                     Maricopa County GO, School District No. 8,
                       Osborn Elementary:
  600,000   AAA          FGIC-Insured, 5.875% due 7/1/14                          620,250
1,000,000   A1          7.500% due 7/1/09                                       1,193,750
                     Maricopa County GO, School District No. 11,
                       Peoria, MBIA-Insured, (Partially Pre-Refunded--Escrowed
                       with U.S. Government Securities to 7/1/01 Call @ 101):
1,000,000   AAA          6.400% due 7/1/10                                      1,058,750
  500,000   AAA          7.000% due 7/1/10                                        544,375
  650,000   AAA      Maricopa County GO, School District No. 14,
                       Creighton School Improvement Project 1990, Series C,
                       FGIC-Insured, 6.500% due 7/1/08                            728,813
  100,000   AAA      Maricopa County GO, School District No. 98,
                       Fountain Hills, FGIC-Insured, 6.625% due 7/1/10            106,875
1,000,000   AAA      Maricopa County GO, School District No. 216,
                       FGIC-Insured, (Partially Pre-Refunded--Escrowed with
                       U.S. Government Securities to 7/1/01 Call @ 101),
                       6.700% due 7/1/11                                        1,075,000

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                 May 31, 1997
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING                     SECURITY                                  VALUE
==========================================================================================
General Obligation -- 25.1% (continued)
$  500,000   AAA     Navajo County GO, School District No. 32, Blue Ridge,
                       Series A, FSA-Insured, 6.000% due 7/1/09                $   521,875
                     Phoenix GO, Refunding:
 1,400,000   AA+       Series A, 6.250% due 7/1/17                               1,541,750
   800,000   AA+       Series C, 6.000% due 7/1/09                                 870,000
 1,000,000   AAA     Pima County GO, Unified School District No. 1, Tucson,
                       FGIC-Insured, 7.500% due 7/1/10                           1,218,750
   300,000   A       Puerto Rico Commonwealth GO, (Partially Pre-Refunded
                       --Escrowed with U.S. Government Securities to
                       7/1/98 Call @ 102) 8.000% due 7/1/08                        316,307
   500,000   A       Scottsdale Mountain Communication Facilities, GO,
                       District No. 3, Series A, 6.200% due 7/1/17                 504,375
 1,000,000   AAA     Tucson GO, Series 1984-G, FGIC-Insured,
                       6.250% due 7/1/18                                         1,056,250
    30,000   AAA     Virgin Island Public Finance Authority Revenue, GO,
                       Series A, (Escrowed to Maturity with
                       U.S. Government Securities), 7.300% due 10/1/18              36,713
------------------------------------------------------------------------------------------
                                                                                14,148,646
------------------------------------------------------------------------------------------
Hospitals -- 9.7%
                     Maricopa County Hospital Revenue, Sun Health Corp.:
 1,500,000   Baa1*     5.900% due 4/1/09                                         1,513,125
 1,000,000   Baa1*     6.125% due 4/1/18                                         1,011,250
                     Maricopa County IDA, Series A, Samaritan Health Services:
   210,000   AAA       John C. Lincoln Hospital, FSA-Insured,
                         7.500% due 12/1/13                                        231,000
   500,000   AAA       MBIA-Insured, 7.000% due 12/1/16                            585,625
 1,000,000   AAA     Mohave County Authorized Hospital Systems,
                       MBIA-Insured, 5.700% due 9/1/15                           1,007,500
 1,070,000   AAA     Phoenix IDA, Hospital Revenue, John C. Lincoln Hospital,
                       FSA-Insured, 5.400% due 12/1/10                           1,072,675
    70,000   AAA     Scottsdale IDA, Hospital Revenue, Scottsdale Memorial
                       Hospital, Series A, AMBAC-Insured, (Pre-Refunded--
                       Escrowed with U.S. Government Securities to 9/1/97
                       Call @ 102), 8.500% due 9/1/17                               72,090
------------------------------------------------------------------------------------------
                                                                                 5,493,265
------------------------------------------------------------------------------------------
Housing -- 13.7%
                     Casa Grande IDA, Multi-Family Housing, FNMA-Collateralized:
   235,000   AAA       Center Park Apartments, 7.125% due 12/1/10                  237,916
   245,000   AAA       Quail Gardens Apartments, 7.125% due 12/1/10                248,041
   750,000   AAA     Douglas Housing Finance Corp., FHA-Insured,
                       7.000% due 1/1/24                                           793,125

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                 May 31, 1997
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING                     SECURITY                                  VALUE
=========================================================================================
Housing -- 13.7% (continued)
$  370,000   Aaa*    Maricopa County IDA, Statewide Single-Family
                       Mortgage Revenue, GNMA-Collateralized,
                       8.050% due 9/1/23 (a)                                   $  387,575
                     Phoenix IDA:
   650,000   AAA       Mortgage Revenue, (Chris Ridge Village Project),
                         FHA-Insured, 6.750% due 11/1/12                          675,188
 1,000,000   AA        Multi-Family Housing Revenue,
                         Woodstone & Silver Springs, 6.250% due 4/1/23          1,020,000
   485,000   AAA       Single-Family Mortgage Revenue,
                         GNMA/FNMA/FHLMC-Collateralized,
                         6.300% due 12/1/12 (a)                                   500,156
                     Pima County IDA, Multi-Family Housing Revenue:
   240,000   AAA       Eastside Place Project, FNMA-Collateralized,
                         7.125% due 12/1/10                                       243,038
   475,000   AA        Rancho Mirage Project, 7.050% due 4/1/22 (a)               483,313
                       Single-Family Mortgage Revenue, GNMA-Collateralized:
 1,000,000   AAA         6.750% due 11/1/27 (a)(b)                              1,040,000
   800,000   AAA         6.250% due 11/1/30 (a)                                   813,000
   475,000   BBB     Puerto Rico Urban Housing Revenue Bonds,
                       7.875% due 10/1/04                                         514,188
   245,000   AAA     Sierra Vista IDA, Multi-Family Housing,
                       (Steppes Apartment Project), FNMA-Collateralized,
                       7.125% due 12/1/10                                         245,522
   500,000   AAA     Yuma County IDA, Multi-Family Housing, (Alexandra Sands
                       Apartment Project), FHA-Insured, 7.700% due 12/1/29 (a)    523,750
-----------------------------------------------------------------------------------------
                                                                                7,724,812
-----------------------------------------------------------------------------------------
Industrial Development -- 20.5%
   900,000   AAA     Glendale Municipal Property Corp., IDA,
                       MBIA-Insured, 7.000% due 7/1/09                            949,500
 2,805,000   AAA     Maricopa County IDA, Series A, Multi-Family Housing Revenue,
                       Mortgage Loan, FHA-Insured, 5.900% due 7/1/24            2,808,505
                     Maricopa County IDA, Temple Grove Apartments Project,
                       Series A, GNMA-Collateralized:
 1,000,000   AAA         6.150% due 7/20/28 (a)                                 1,016,250
 1,000,000   AAA         6.200% due 1/20/39 (a)                                 1,011,250
 1,000,000   AAA     Mohave County IDA, (Citizens Utility Project), Series B,
                       7.050% due 8/1/20 (b)                                    1,070,000
   750,000   NR      Navajo County IDA, IDR, 7.400% due 4/1/26 (a)                753,750
   830,000   AAA     Pima County IDA, Industrial Revenue Refunding,
                       FSA-Insured, 7.250% due 7/15/10 918,188 Tempe IDA,
                     Friendship Village Refunding, Series A:
   350,000   NR        6.200% due 12/1/03                                         352,625
   250,000   NR        6.250% due 12/1/04                                         251,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                 May 31, 1997
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING                     SECURITY                                  VALUE
==========================================================================================
Industrial Development -- 20.5% (continued)
$1,000,000   AA      Tucson COP, 6.375% due 7/1/09                             $ 1,062,500
 1,275,000   AAA     Tucson Local Development Finance Corp., Lease Revenue,
                       FGIC-Insured, 6.250% due 7/1/12                           1,354,688
------------------------------------------------------------------------------------------
                                                                                11,548,506
------------------------------------------------------------------------------------------
Life Care Systems -- 3.2%
   460,000   NR      Peoria IDA, (Sierra Winds Life Care Project),
                       6.500% due 11/1/17                                          423,200
 1,375,000   AAA     Phoenix IDA, Christian Care, FHA-Mortgage, MBIA-Insured,
                       6.000% due 7/1/20                                         1,395,625
------------------------------------------------------------------------------------------
                                                                                 1,818,825
------------------------------------------------------------------------------------------
Miscellaneous -- 6.7%
   750,000   Aa*     Arizona Student Loan Revenue Acquisition Authority,
                       Series B, 6.600% due 5/1/10 (a)                             795,937
   500,000   AAA     Casa Grande Excise Tax Revenue, FGIC-Insured,
                       6.200% due 4/1/15                                           523,750
 1,250,000   AA+     Phoenix Civic Improvement Corp., (New City Hall Project),
                       5.100% due 7/1/28                                         1,140,625
   400,000   A+      Phoenix Special Assignment, Central Avenue
                       Improvement District, 7.000% due 1/1/06                     410,172
                     Sierra Vista Municipal Property Corp., AMBAC-Insured:
   355,000   AAA       6.000% due 1/1/11                                           374,525
   500,000   AAA       6.150% due 1/1/15                                           524,375
------------------------------------------------------------------------------------------
                                                                                 3,769,384
------------------------------------------------------------------------------------------
Pollution Control -- 4.3%
                     Coconino County Pollution Control Corp.,
                       Revenue Refunding:
 1,000,000   BBB+        Arizona Public Service Co., Series A,
                           5.875% due 8/15/28                                    1,001,250
 1,000,000   BBB-        Nevada Power Company, 6.375% due 10/1/36 (a)            1,011,250
   400,000   BBB+    Navajo County PCR, Arizona Public Service Co., Series A,
                       5.875% due 8/15/28                                          397,500
------------------------------------------------------------------------------------------
                                                                                 2,410,000
------------------------------------------------------------------------------------------
 Utility -- 5.1%
 1,000,000   AAA     Chandler Water & Sewer Revenue Refunding,
                       FGIC-Insured, 6.250% due 7/1/13                           1,060,000
 1,500,000   Aa*     Phoenix Civic Improvement Corp., Water Systems Revenue,
                       6.000% due 7/1/19                                         1,533,750
   250,000   BBB     Prescott Valley Improvement District,
                       Sewer Collection System, Roadway Repair,
                       7.900% due 1/1/12                                           277,187
------------------------------------------------------------------------------------------
                                                                                 2,870,937
------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (continued)                                 May 31, 1997
--------------------------------------------------------------------------------

 FACE
AMOUNT      RATING                     SECURITY                                  VALUE
==========================================================================================
Water & Sewer -- 1.8%
$1,000,000   NR      Gilbert Wastewater Systems Revenue,
                       6.875% due 4/1/16                                       $ 1,003,750
------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $54,355,808**)                                    $56,348,125
==========================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Security segregated by Custodian for open market purchase commitment.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See pages 13 and 14 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     --  Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A       --  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB     --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB      --  Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB - " rating.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     --  Bonds that are rated "Aaa" are judged to be of the best quality.
            They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
            While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      --  Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A       --  Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa     --  Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
            Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      --  Indicates that the bond is not rated by Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
Security Descriptions
--------------------------------------------------------------------------------

ABAG       --  Association of Bay Area Governments
AIG        --  American International Guaranty
AMBAC      --  American Municipal Bond Assurance Corporation
BAN        --  Bond Anticipation Notes
BIG        --  Bond Investors Guaranty
CGIC       --  Capital Guaranty Insurance
CHFCLI     --  California Health Facility Construction Loan Insurance
CONNIE LEE --  College Construction Loan Insurance Association
COP        --  Certificate of Participation
EDA        --  Economic Development Authority
FGIC       --  Financial Guaranty Insurance Company
FHA        --  Federal Housing Administration
FHLMC      --  Federal Home Loan Mortgage Corporation
FLAIRS     --  Floating Adjustable Interest Rate Securities
FNMA       --  Federal National Mortgage Association
FRTC       --  Floating Rate Trust Certificates
FSA        --  Financial Security Assurance
GIC        --  Guaranteed Investment Contract
GNMA       --  Government National Mortgage Association
GO         --  General Obligation
HDC        --  Housing Development Corporation
HFA        --  Housing Finance Authority
IDA        --  Industrial Development Authority
IDB        --  Industrial Development Board
IDR        --  Industrial Development Revenue
INFLOS     --  Inverse Floaters Company
ISD        --  Independent School District
LOC        --  Letter of Credit
MBIA       --  Municipal Bond Investors Assurance Corporation
MVRICS     --  Municipal Variable Rate Inverse Coupon Security
PCR        --  Pollution Control Revenue
PSF        --  Permanent School Fund
RAN        --  Revenue Anticipation Notes
RIBS       --  Residual Interest Bonds
RITES      --  Residual Interest Tax-Exempt Securities
SYCC       --  Structured Yield Curve Certificate
TAN        --  Tax Anticipation Notes
TECP       --  Tax-Exempt Commercial Paper
TOB        --  Tender Option Bonds
TRAN       --  Tax and Revenue Anticipation Notes
VA         --  Veterans Administration
VRDD       --  Variable Rate Daily Demand
VRWE       --  Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                May 31, 1997
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $54,355,808)                       $ 56,348,125
  Cash                                                                   31,878
  Interest receivable                                                 1,199,584
  Receivable for securities sold                                        509,125
  Receivable for Fund shares sold                                       129,400
--------------------------------------------------------------------------------
  Total Assets                                                       58,218,112
--------------------------------------------------------------------------------

LIABILITIES:
  Dividends payable                                                     104,112
  Investment advisory fees payable                                       15,540
  Administration fees payable                                            10,359
  Distribution fees payable                                               5,171
  Payable for Fund shares purchased                                       4,000
  Accrued expenses                                                       66,547
--------------------------------------------------------------------------------
  Total Liabilities                                                     205,729
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 58,012,383
================================================================================

NET ASSETS:
  Par value of capital shares                                      $      5,680
  Capital paid in excess of par value                                56,014,189
  Undistributed net investment income                                    46,255
  Accumulated net realized loss from security transactions              (46,058)
  Net unrealized appreciation of investments                          1,992,317
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 58,012,383
================================================================================

Shares Outstanding:
  Class A                                                             3,652,071
--------------------------------------------------------------------------------
  Class B                                                             1,947,276
--------------------------------------------------------------------------------
  Class C                                                                80,627
--------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                         $10.21
--------------------------------------------------------------------------------
  Class B*                                                               $10.21
--------------------------------------------------------------------------------
  Class C**                                                              $10.21
--------------------------------------------------------------------------------

Class A Maximum Public Offering Price Per Share
  (net asset value plus 4.17% of net asset value per share)              $10.64
================================================================================

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations                          For the Year Ended May 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                           $ 3,705,313
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 4)                                             200,827
  Investment advisory fees (Note 4)                                      184,078
  Administration fees (Note 4)                                           122,719
  Audit and legal                                                         35,997
  Shareholder communications                                              23,000
  Shareholder and system servicing fees                                   29,813
  Registration fees                                                       24,231
  Directors' fees                                                         12,899
  Pricing service fees                                                     8,585
  Custody                                                                  3,068
  Other                                                                    2,683
--------------------------------------------------------------------------------
  Total Expenses                                                         647,900
--------------------------------------------------------------------------------
Net Investment Income                                                  3,057,413
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS (NOTE 5)
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               22,511,119
    Cost of securities sold                                           22,100,944
--------------------------------------------------------------------------------
  Net Realized Gain                                                      410,175
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year                                                    791,221
    End of year                                                        1,992,317
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              1,201,096
--------------------------------------------------------------------------------
Net Gain on Investments                                                1,611,271
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $ 4,668,684
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets                  For the Years Ended May 31,
--------------------------------------------------------------------------------

                                                          1997          1996
================================================================================
OPERATIONS:
  Net investment income                              $  3,057,413  $  3,365,809
  Net realized gain (loss)                                410,175      (210,049)
  Increase (decrease) in net unrealized appreciation    1,201,096      (798,864)
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations                4,668,684     2,356,896
--------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 3):
  Net investment income                                (3,056,999)   (3,278,848)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                      (3,056,999)   (3,278,848)
--------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                      4,666,382     7,187,662
  Net asset value of shares issued for
    reinvestment of dividends                           1,730,984     1,838,662
  Cost of shares reacquired                           (13,836,654)  (10,710,274)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                            (7,439,288)   (1,683,950)
--------------------------------------------------------------------------------
Decrease in Net Assets                                 (5,827,603)   (2,605,902)
NET ASSETS:
  Beginning of year                                    63,839,986    66,445,888
--------------------------------------------------------------------------------
  End of year*                                       $ 58,012,383  $ 63,839,986
================================================================================
* Includes undistributed net investment income of:        $46,255       $45,841
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

      1.    SIGNIFICANT ACCOUNTING POLICIES

      Smith Barney Arizona Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on the trade date; (b) securities are valued at the mean between the quoted bid and ask prices by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains, and net assets were not affected by this change.

      2.    FUND CONCENTRATION

      Since the Fund invests primarily in obligations of issuers within Arizona, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Arizona.

      3.    EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      4. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND AFFILIATED TRANSACTIONS

      Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), acts as investment adviser to the Fund. The Fund pays SBMFM an investment advisory fee calculated at the annual rate of 0.30% of average daily net assets. This fee is calculated daily and paid monthly.

      SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

      Smith Barney Inc. ("SB"), another subsidiary of SBH, acts as distributor of the Fund's shares. For the year ended May 31, 1997, SB received sales charges of approximately $32,000 on sales of the Fund's Class A shares.

      There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC if redemption occurs within one year from initial purchase. For the year ended May 31, 1997, CDSCs paid to SB for Class B shares were approximately $79,000.

      Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.15% of the average daily net assets for each class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.55%, respectively, of the average daily net assets for each class. For the year ended May 31, 1997, total Distribution Plan fees were:

                                              Class A      Class B     Class C
================================================================================
Distribution Plan Fees                        $59,503     $136,622     $4,702
================================================================================

     All officers and one Director of the Fund are employees of SB.

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      5.    INVESTMENTS

      During the year ended May 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $16,064,383
--------------------------------------------------------------------------------
Sales                                                                22,511,119
================================================================================

     At May 31, 1997, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 2,103,405
Gross unrealized depreciation                                          (111,088)
================================================================================
Net unrealized appreciation                                         $ 1,992,317
================================================================================

      6.    CAPITAL LOSS CARRYFORWARD

      At May 31, 1997, the Fund had, for Federal income tax purposes, approximately $46,000 of capital loss carryforwards available to offset future capital gains expiring May 31, 2004. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

      7.    CAPITAL SHARES

      At May 31, 1997, the Fund had 500 million shares of capital stock authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, specifically related to the distribution of its shares.

      At May 31, 1997, total paid-in capital amounted to the following for each class:

                                           Class A        Class B      Class C
================================================================================
Total Paid-in Capital                    $34,996,158    $20,218,209    $805,502
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

      Transactions in shares of each class were as follows:

                                     Year Ended               Year Ended
                                    May 31, 1997             May 31, 1996
                               ----------------------   -----------------------
                                Shares       Amount      Shares       Amount
================================================================================
Class A
Shares sold                     268,503   $ 2,733,912    410,532   $ 4,152,260
Shares issued on reinvestment   116,288     1,179,656    122,100     1,231,440
Shares redeemed                (843,890)   (8,560,723)  (703,048)   (7,080,186)
--------------------------------------------------------------------------------
Net Decrease                   (459,099)  $(4,647,155)  (170,416)  $(1,696,486)
================================================================================
Class B
Shares sold                     167,834   $ 1,703,600    284,163   $ 2,881,142
Shares issued on reinvestment    51,651       523,844     57,991       584,879
Shares redeemed                (519,844)   (5,271,747)  (356,975)   (3,630,088)
--------------------------------------------------------------------------------
Net Decrease                   (300,359)  $(3,044,303)   (14,821)  $  (164,067)
================================================================================
Class C
Shares sold                      22,633   $   228,870     15,412   $   154,260
Shares issued on reinvestment     2,709        27,484      2,031        22,343
Shares redeemed                    (411)       (4,184)        --            --
--------------------------------------------------------------------------------
Net Increase                     24,931   $   252,170     17,443   $   176,603
================================================================================

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class A Shares(1)                     1997        1996        1995       1994(2)      1993
============================================================================================
Net Asset Value, Beginning of Year  $   9.95    $  10.09    $   9.82    $  10.40   $   9.84
--------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)              0.53        0.53        0.54        0.54       0.58
  Net realized and unrealized
    gain (loss)                         0.26       (0.15)       0.33       (0.38)      0.65
--------------------------------------------------------------------------------------------
Total Income From Operations            0.79        0.38        0.87        0.16       1.23
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.53)      (0.52)      (0.54)      (0.53)     (0.57)
  Net realized gains                      --          --       (0.06)      (0.21)     (0.08)
  Capital                                 --          --          --          --      (0.02)
--------------------------------------------------------------------------------------------
Total Distributions                    (0.53)      (0.52)      (0.60)      (0.74)     (0.67)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year        $  10.21    $   9.95    $  10.09    $   9.82   $  10.40
--------------------------------------------------------------------------------------------
Total Return                            8.06%       3.82%       9.38%       1.33%     12.92%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $ 37,304    $ 40,917    $ 43,222    $ 44,552   $ 44,055
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                           0.88%       0.82%       0.82%       0.83%      0.77%
  Net investment income                 5.17        5.20        5.37        5.24       5.66
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   27%         22%         21%         49%        44%
============================================================================================

(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected by this change.
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3) The investment adviser has waived all or part of its fees for the four years ended May 31, 1996. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                    Per Share Decreases                Expense Ratios
                 to Net Investment Income            Without Fee Waiver
               ----------------------------     ----------------------------
                1996    1995   1994    1993     1996    1995   1994    1993
                ----    ----   ----    ----     ----    ----   ----    ----
    Class A    $0.02   $0.04  $0.02   $0.04     0.99%   1.01%  1.05%   1.10%

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class B Shares(1)                     1997        1996        1995       1994(2)      1993
===========================================================================================
Net Asset Value, Beginning of Year  $   9.95    $  10.09    $   9.82    $  10.40    $  9.97
-------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)              0.48        0.48        0.49        0.49       0.31
  Net realized and unrealized
    gain (loss)                         0.26       (0.15)       0.33       (0.37)      0.50
-------------------------------------------------------------------------------------------
Total Income From Operations            0.74        0.33        0.82        0.12       0.81
-------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.48)      (0.47)      (0.49)      (0.49)     (0.29)
  Net realized gains                      --          --       (0.06)      (0.21)     (0.08)
  Capital                                 --          --          --          --      (0.01)
-------------------------------------------------------------------------------------------
Total Distributions                    (0.48)      (0.47)      (0.55)      (0.70)     (0.38)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Year        $  10.21    $   9.95    $  10.09    $   9.82    $ 10.40
-------------------------------------------------------------------------------------------
Total Return                            7.53%       3.30%       8.78%       0.84%      8.31%++
-------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)      $ 19,886    $ 22,369    $ 22,838    $ 19,306    $ 8,149
-------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                           1.39%       1.33%       1.33%       1.35%      1.33%+
  Net investment income                 4.66        4.69        4.85        4.73       5.10+
-------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   27%         22%         21%         49%        44%
===========================================================================================

(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected by this change.
(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 6, 1992 (inception date) to May 31, 1993.
(4) The investment adviser has waived all or part of its fees for the three years ended May 31, 1996 and the period ended May 31, 1993. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                       Per Share Decreases               Expense Ratios
                    to Net Investment Income           Without Fee Waivers
                  ----------------------------     ---------------------------
                   1996   1995    1994    1993     1996   1995   1994    1993
                   ----   ----    ----    ----     ----   ----   ----    ----
      Class B     $0.02  $0.03   $0.02   $0.02     1.50%  1.52%  1.57%  1.66%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class C Shares(1)                             1997        1996       1995(2)
================================================================================
Net Asset Value, Beginning of Year          $   9.95    $  10.09    $   9.28
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                      0.47        0.48        0.24
  Net realized and unrealized gain (loss)       0.26       (0.15)       0.86
--------------------------------------------------------------------------------
Total Income From Operations                    0.73        0.33        1.10
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.47)      (0.47)      (0.23)
  Net realized gains                            --          --         (0.06)
--------------------------------------------------------------------------------
Total Distributions                            (0.47)      (0.47)      (0.29)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                $  10.21    $   9.95    $  10.09
--------------------------------------------------------------------------------
Total Return                                    7.49%       3.26%      12.10%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $    822    $    554    $    386
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                   1.42%       1.39%       1.38%+
  Net investment income                         4.63        4.63        4.81+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                           27%         22%         21%
================================================================================

(1) Certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains and net assets were not affected by this change.
(2)   For the period from December 8, 1994 (inception date) to May 31, 1995.
(3) The investment adviser has waived all or part of its fees for the year ended May 31, 1996 and the period ended May 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                Per Share Decreases       Expense Ratios
                             to Net Investment Income   Without Fee Waivers
                             ------------------------   -------------------
                                  1996      1995          1996     1995
                                  ----      ----          ----     ----
      Class C                    $0.02     $0.01          1.56%    1.56%+

++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

      For Federal tax purposes the Fund hereby designates for the fiscal year ended May 31, 1997:

      o 99.83% of the dividends paid by the Fund from net investment income as tax-exempt for regular Federal income tax purposes.

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Smith Barney Arizona Municipals Fund Inc.

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Arizona Municipals Fund Inc. as of May 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended May 31, 1994 were audited by other auditors whose report thereon, dated July 13, 1994, expressed an unqualified opinion on those financial highlights.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997 by correspondence with the custodian and brokers. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Arizona Municipals Fund Inc. as of May 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.


                                       /s/ KPMG Peat Marwick LLP



New York, New York
July 14, 1997

SMITH bARNEY
ARIZONA MUNICIPALS
FUND INC.

Directors
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.

James J. Crisona, Emeritus

Officers
Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Lawrence T. McDermott
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


SMITH BARNEY
------------
A Member of Travelers Group [LOGO]

Investment Adviser
and Administrator
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney
Arizona Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


SMITH BARNEY ARIZONA
MUNICIPALS FUND INC.
388 Greenwich Street
New York, New York 10013


FD2223 7/97